                                                                   EXHIBIT 10.17


                            AGREEMENT OF SHAREHOLDERS

         This AGREEMENT dated as of the 27th day of April, 1993, by and among MediQual Systems, Inc., a Delaware corporation (the "Company"), William D. Ryan, Charles M. Jacobs and Alan C. Brewster, M.D. (the "Shareholders"), those persons whose names are set forth on Exhibit B hereto (the "Purchasers") and those persons whose names are set forth on Exhibit C hereto (the "Investors")

         WHEREAS, each of the Shareholders owns that number of shares of common stock, $.001 par value (the "Common Shares") or of Class A Preferred Shares, no par value (the "Class A Preferred Shares") set forth next to his name on Exhibit
A. For purposes of this Agreement, the term "Shares" shall mean and include all shares of Common Shares or capital stock or other securities convertible into or exchangeable or exercisable for Common Shares of the Company Owned by any Shareholder, whether presently held or hereafter acquired, including, without limitation, any shares, securities or other rights received as the result of any stocksplit, stock dividend or other capital reorganization of the Company;

         WHEREAS, pursuant to the Class C Convertible Preferred Stock Purchase Agreement dated as of April 1, 1993 (the "Class C Purchase Agreement") among the Company and the Purchasers, the Purchasers on the date hereof have purchased shares of the Company's Class C Preferred Shares, $.01 par value (the "Class C Preferred Shares") and have also acquired 1,107,611 shares of the Company's Common Shares (the "Purchase Common Shares") and options (the "Options") to purchase up to 1,107,611 additional Common Shares (the "Option Shares" and together with the Purchase Common shares, the "Purchased Shares");

         WHEREAS, the Investors have previously acquired an aggregate of 6,316,726 shares of the Class B Convertible Preferred Shares, $. 01 par value (the "Class B Preferred Shares"), of the Company pursuant to certain Stock Purchase Agreements dated as of August 4, 1986 and October 13, 1987 (the "Stock Purchase Agreement"); and

         WHEREAS, the Company, the Shareholders, the Purchasers and the Investors have reached agreement with respect to other matters as hereinafter provided;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Shareholders, the Purchasers and the Investors hereby agree as follows:

         1. Right of Participation in Sales by Shareholders. If at any time any Shareholder wishes to sell, assign or transfer any or all of the Shares owned by him to a third party (a "Transferee"), he shall deliver a written notice (the "Notice") to all the Purchasers and Investors stating the identity of the proposed buyer or transferee, the number of Shares proposed to be sold or transferred, the agreed terms of the sale or transfer and any other material facts relating to the sale or transfer. Upon receipt of the Notice, each Purchaser and Investor shall have the right to require, as a condition to such sale or disposition, that the Transferee purchase from said Purchaser or Investor, as the case may be, at the same price per Share and on the same terms and conditions as provided in the Notice that number of Common Shares owned (after giving effect to any conversion and exercise of Class B Preferred Shares, Class C Preferred Shares and/or Options) by said Purchaser or Investor, as the case may be, equal to the number of Shares offered by such Shareholder pursuant to the Notice multiplied by a fraction the numerator of which shall be equal to the sum of (i) the number of Common Shares owned by said Purchaser or Investor, as the case may be, (ii) the number of Common Shares into which Class B Preferred Shares and Class C Preferred Shares held by such Purchaser or Investor, as the case may be, are convertible at the date of the Notice and
(iii) the number of Common Shares for which the options owned by said Purchaser may be exercised at the date of the Notice and the denominator of which shall be equal to the sum of (i) the aggregate number of Common Shares owned by all Purchasers, Investors and said Shareholder, (ii) the aggregate number of Common Shares into which all Class B Preferred Shares and Class C Preferred Shares held by the Purchasers and Investors are convertible on the date of such offer and
(iii) the aggregate number of Common Shares for which all Options held by the Purchasers are exercisable on the date of such offer. Each Purchaser and Investor wishing so to participate in any such sale or disposition shall notify the Shareholder of such intention as soon as practicable after receipt of the Notice, and in any event within 30 days after receipt thereof. In the event that a Purchaser or Investor shall elect to participate in such sale or disposition, such Purchaser or Investor, as the case may be, shall individually give notice of such election to the Shareholder in accordance with the provisions of Section
5. The provisions of this Section 1 shall not apply (i) to the sale of any Shares by a Shareholder to a Purchaser, an Investor or a Qualified Transferee,
(ii) the sale by Mr. Jacobs and Mr. Brewster of up to ten percent each of their shares currently owned to present shareholders of the Company or (iii) the sale by Mr. Ryan of any shares currently owned to present shareholders of the Company. Present shareholders of the Company shall include (a) those listed on Schedule 2.3.1 to the Class C Purchase Agreement and (b) any Purchaser. For purposes of this Section 1, the price applicable to any security which is convertible into or exchangeable or exercisable for shares of Common Shares shall be the same as the price applicable to the number of shares into or for which such security may be converted, exchanged or exercised.

         For purposes of this Section 1, a Qualified Transferee shall mean any person who is (i) a Purchaser, (ii) an Investor, (iii) any affiliate, as that term is defined in the Investment Company Act of 1940, as amended, of a Purchaser or Investor, or (iv) the owner of an investment account which is managed or advised by a Purchaser, an Investor, TA Associates or any affiliate thereof.

         2. Permitted Transfers by Shareholders. Anything herein to the contrary notwithstanding, the provisions of section 1 shall not apply to: (a) any transfer of Shares by a Shareholder by gift or bequest or through inheritance to, or for the benefit of, the spouse or issue of such Shareholder; (b) any transfer of not more than 50% of a Shareholder's Shares by a Shareholder to such Shareholder's spouse or former spouse pursuant to a divorce settlement or decree; (c) any transfer of Shares by a Shareholder to a trust in respect of which he serves as trustee, provided that the trust instrument governing said trust shall provide that such Shareholder, as trustee, shall retain sole and exclusive control over the voting and disposition of said Shares until the termination of this Agreement; (d) any sale or transfer of Shares to the Company; and (e) any sale of Common Shares in a public offering pursuant to a registration statement filed by the Company with the Securities and Exchange Commission. In the event of any such transfer pursuant to subsection (a), (b) or
(c) of this Section 2, the transferee of the Shares shall hold the Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement.

         3. Company to Enforce Rights. The Company covenants and agrees with the Purchasers (i) that it will diligently enforce all of its rights under a certain Stock Agreement dated March 3, 1984, as amended, by and among the Company and Ryan, (ii) that it will not waive or release any of such rights or consent to any amendment of such agreements without the written consent of a majority in interest of the then holders of (a) the Class B Preferred Shares (on an as-converted basis) and shares issuable upon conversion of the Class B Preferred Shares and (b) the Class C Preferred Shares (on an as-converted basis) and shares issuable upon conversion of the Class C Preferred Shares, and (iii) that, if a majority in interest of such holders of Class B Preferred Shares and a majority in interest of such holders of Class C Preferred Shares so request in writing, the Company will exercise any rights it may have to purchase Shares under such agreements and that it will promptly offer any Shares so acquired to the Purchasers and Investors, who jointly and severally agree to acquire their pro rata portion of such Shares.

         4. Termination. This Agreement, and the respective rights and obligations of the parties hereto, shall terminate upon the completion of the Company's initial public offering pursuant to a registration statement under the Securities Act of 1933 in which (a) the price per share of Common Shares of the Company sold in the offering is at least $3.00 per share (subject to adjustment for intervening stock splits, stock dividends and the like) and (b) aggregate gross proceeds to the Company from the sale of such shares are at least $10,000,000.

         5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class, registered or certified mail (air mail if to or from outside the United States) postage prepaid, if to a Shareholder at his address set forth in Exhibit A hereof, if to any Purchaser, at its respective address set forth on Exhibit B, and if to any Investor, at its respective address set forth on Exhibit C or to such other address as the addressee shall have furnished to the other parties hereto in the manner prescribed by this Section 5.

         6. Shareholders' Lockup Agreement. Each Shareholder hereby agrees in connection with the company's initial public offering, upon the request of the Company or the principal underwriter managing the public offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares now owned or hereafter acquired by him without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed ninety (90) days) from the effective date of such registration as the Company or the underwriter may specify.

         7. Specific Performance. The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

         8. Legend. The certificates representing the Shares shall bear on their face a legend indicating the existence of the restrictions imposed hereby.

         9. Entire-Agreement; Termination of Prior Agreements. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter, including, without limitation that certain Agreement of Shareholders dated as of October 13, 1987 among the Company and certain of the Investors and that certain Shareholders' Agreement dated as of August 4, 1986 among the Company and certain of the Investors, each of which agreements is hereby terminated.

         10. Waivers and Further Agreements. Any of the provisions of this Agreement which operate for the benefit of the Purchasers may be waived with the written consent of (a) Purchasers holding a majority of the issued and outstanding Class C Preferred Shares (including shares of Common Shares into which any such shares may have been converted) on an as-converted basis then held or deemed to be held by all Purchasers and (b) Investors holding a majority of the issued and outstanding Class B Preferred Shares (including shares of Common Shares into which any such shares may have been converted) on an as-converted basis then held or deemed to be held by all Investors. Any waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of that provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

         11. Amendments. Except as otherwise expressly provided herein, this Agreement may not be amended except by an instrument in writing executed by (a) Purchasers holding a majority of the issued and outstanding Class C Preferred Shares (including shares of Common Shares into which any such shares may have been converted) on an as-converted basis then held or deemed to be held by all Purchasers, (b) Investors holding a majority of the issued and outstanding Class B Preferred Shares (including shares of Common Shares into which any such shares may have been converted) on an as-converted basis then held or deemed to be held by all Investors, (c) the holders of a majority of the Common Shares subject to this Agreement and (d) the Company.

         12. Assignment; Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein.

         13. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

         14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day and year first above written.

                                        MEDIQUAL SYSTEMS, INC.



                                        By: /s/ William C. Price
                                            --------------------
                                            Vice President

                                        PURCHASERS

                                        INFORMATION PARTNERS
                                        CAPITAL FUND, L.P.
                                        By Information Partners



                                        By: /s/ David Dominik
                                            ---------------------------
                                            Title: General Partner


                                        BCIP ASSOCIATES


                                        By: /s/ David Dominik
                                            ---------------------------
                                            Title: General Partner


                                        BCIP TRUST ASSOCIATES, L.P.



                                        By: /s/ David Dominik
                                            ---------------------------
                                            Title: General Partner

ADVENT V LIMITED                        ADVENT CHESTNUT II
PARTNERSHIP                               LIMITED PARTNERSHIP
By:   TA Associates V, General          By:   TA Associates IV, General
       Partner                                  Partner


                                        DESIFTA, S.A.
ADVENT ATLANTIC & PACIFIC               By:   TA Associates V,
  LIMITED PARTNERSHIP                           Attorney-in-Fact
By:   TA Associates V, General
        Partner

                                        By:   /s/ Robert Daly
      By   /s/ Robert Daly                 ---------------------
        ----------------------

                                        TA INVESTORS
CHESTNUT CAPITAL
  INTERNATIONAL II
By:   TA Associates V, General
        Partner                         By:   /s/ Robert Daly
                                           ---------------------
                                              Attorney-in-Fact
      By   /s/ Robert Daly
        ----------------------
                                        MICI MEDICAL SEED FUND,
                                          a Limited Partnership
ADVENT INDUSTRIAL
  LIMITED PARTNERSHIP
By:   TA Associates V, General
        Partner                         By:
                                           ---------------------
                                          Timothy Maudlin, President
                                            of its General Partner
      By:   /s/ Robert Daly
         ---------------------


BLUE CROSS-BLUE SHIELD OF
  MINNESOTA, INC.


      By:
         ---------------------
        Title:

                                  SHAREHOLDERS



/s/ William D. Ryan
- ----------------------------
William D. Ryan




- ----------------------------
Alan C. Brewster, M.D.




- ----------------------------
Charles M. Jacobs

                                                                       EXHIBIT A


                                  SHAREHOLDERS

Name and Address                                     Number of Shares
- ----------------                                     ----------------
William D. Ryan                                      2,863,333 Common
1640 Midtown Tower                                   199 Class A Preferred
Rochester, NY 14604



Alan C. Brewster, M.D.                               1,469,806 Common
14 South Street
Grafton, MA 01519



Charles M. Jacobs                                    1,625,000 Common
1900 West Park Drive
Westborough, MA 01581

                                                                       EXHIBIT B


                                   PURCHASERS


                                            Number of Class C
                                            Preferred Shares
Name and Address                            Purchased
- ----------------                            ---------
Information Partners Capital                1,870.35
Fund, L.P.
Two Copley Place
Boston, MA 02110
Attn:   David Dominik

BCIP Associates                                47.64
Two Copley Place
Boston, MA 02110
Attn:   David Dominik

BCIP Trust Associates, L.P.                   104.01
Two Copley Place
Boston, MA 02110
Attn:   David Dominik

                                    INVESTORS


                                            Number of Class B
                                            Preferred Shares
Name and Address                            Purchased

Blue Cross-Blue Shield
 of Minnesota, Inc.
3535 Blue Cross Road
St. Paul, MN 55164

Ernest Brophy
140 Allens Creek Road
Rochester, NY 14618

Clark Wackerman

- ----------------------------

- ----------------------------

John W. Handy

- ----------------------------

- ----------------------------

Ralph Peek
c/o MQ-Roc, Inc.
150 West Broad Street
Rochester, NY 14614

E. Anthony Wilson

- ----------------------------

- ----------------------------

Maryann B. Henderson

- ----------------------------

- ----------------------------

Patricia C. Norris

- ----------------------------

- ----------------------------

Robert J. Strasenburgh

- ----------------------------

- ----------------------------

Betty Strasenburgh

- ----------------------------

- ----------------------------

Anthony J. Calderone

- ----------------------------

- ----------------------------

Robert W. Mead

- ----------------------------

- ----------------------------

Daniel J. Morgan

- ----------------------------

- ----------------------------

John J. Dorschel

- ----------------------------

- ----------------------------

TA Purchasers:

ADVENT V LIMITED PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109

ADVENT INDUSTRIAL LIMITED
PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109

CHESTNUT CAPITAL INTERNATIONAL II
c/o TA Associates
45 Milk Street
Boston, MA 02109

ADVENT CHESTNUT II LIMITED
PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109

DESIFTA, S.A.
c/o TA Associates
45 Milk Street
Boston, MA 02109

TA INVESTORS
c/o TA Associates
45 Milk Street
Boston, MA 02109


MICI MEDICAL SEED FUND, a
Limited Partnership
c/o Medical Innovation Capital, Inc.
Suite 400
1201 Marquette Avenue
Minneapolis, MN 55403

ADVENT ATLANTIC & PACIFIC
LIMITED PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109